July 28, 1999

                        SUPPLEMENT TO THE PROSPECTUSES OF
                              PIONEER GROWTH SHARES
                                DATED MAY 3, 1999

At a meeting on July 6, 1999, the Trustees of Pioneer Growth Shares (the fund) approved, subject to shareholder approval, certain changes to the fund's operations, including a new management contract with a performance based management fee. The fund has submitted these changes for shareholder approval at a meeting scheduled in September 1999. If approved by shareholders, these changes will take effect on October 1, 1999.

BASIC INFORMATION ABOUT THE FUND

FEES AND EXPENSES
As more fully described below, the fund has submitted for shareholder approval a proposed management contract under which the basic rate of management fees payable to Pioneer Investment Management, Inc. (Pioneer) would be increased, and the basic fee would be subject to adjustment based upon the fund's investment performance relative to the record of the Russell 1000(R) Index. If the proposed contract is approved, "Total Annual Fund Operating Expenses" and the "Example" shown on page 3 of the prospectus would change as set forth below. The "Shareowner fees" shown on page 3 of the prospectus would not change as a result of the new contract.

The information in the table below is based on the fund's actual expenses for the year ended December 31, 1998. Management fees have been restated to reflect the basic, maximum and minimum fees payable under the proposed contract. For the fiscal year ended December 31, 1998, actual management fees for each class of shares were 0.46% and total operating expenses were 0.95% for Class A shares, 1.74% for Class B shares, 1.71% for Class C shares and 0.51% for Class Y shares, under the current management contract. Had the proposed contract been in effect throughout that period (but assuming no performance adjustment was made) management fees and total operating expenses would have been the same as shown under the basic fee column below.

ANNUAL FUND OPERATING EXPENSES
as a percentage of average daily net assets

CLASS A                                                             PROPOSED CONTRACT
                                                              Basic    Maximum  Minimum
  Management Fee                                              0.66%        0.76%        0.56%
  Distribution and Service (12b-1) Fee                        0.25%        0.25%        0.25%
  Other Expenses                                              0.24%        0.24%        0.24%
                                                              ----         ----         ----
  Total Annual Fund Operating Expenses                        1.15%        1.25%        1.05%
                                                              ====         ====         ====

CLASS B                                                             PROPOSED CONTRACT
                                                              Basic    Maximum  Minimum
  Management Fee                                              0.66%        0.76%        0.56%
  Distribution and Service (12b-1) Fee                        1.00%        1.00%        1.00%
  Other Expenses                                              0.28%        0.28%        0.28%
                                                              ----         ----         ----
  Total Annual Fund Operating Expenses                        1.94%        2.04%        1.84%
                                                              ====         ====         ====

CLASS C                                                             PROPOSED CONTRACT
                                                              Basic    Maximum  Minimum
  Management Fee                                              0.66%        0.76%        0.56%
  Distribution and Service (12b-1) Fee                        1.00%        1.00%        1.00%
  Other Expenses                                              0.25%        0.25%        0.25%
                                                              ----         ----         ----
  Total Annual Fund Operating Expenses                        1.91%        2.01%        1.81%
                                                              ====         ====         ====

CLASS Y                                                             PROPOSED CONTRACT
                                                              Basic    Maximum  Minimum
  Management Fee                                              0.66%        0.76%        0.56%
  Distribution and Service (12b-1) Fee                        0.00%        0.00%        0.00%
  Other Expenses                                              0.05%        0.05%        0.05%
                                                              ----         ----         ----
  Total Annual Fund Operating Expenses                        0.71%        0.81%        0.61%
                                                              ====         ====         ====

EXAMPLES
The following examples help you compare the costs of investing in the fund with the cost of investing in other mutual funds. They assume that: a) you invest
$10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

                            IF YOU SELL YOUR SHARES                         IF YOU DO NOT SELL YOUR SHARES
               -------------------------------------------------- ---------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES
               ------------------------------------------------------------------------------------------------------
                         1            3           5           10            1            3            5           10
-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------ ------------
CLASS A
Basic                 $686         $919      $1,172       $1,893         $686         $919       $1,172       $1,893
Maximum                695          949       1,222        2,000          695          949        1,222        2,000
Minimum                676          890       1,121        1,784          676          890        1,121        1,784
-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------ ------------
CLASS B
Basic                  597          909       1,247        2,060          197          609        1,047        2,060
Maximum                607          940       1,298        2,166          207          640        1,098        2,166
Minimum                587          879       1,196        1,952          187          579          996        1,952
-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------ ------------
CLASS C
Basic                  294          600       1,032        2,233          194          600        1,032        2,233
Maximum                304          631       1,083        2,338          204          631        1,083        2,338
Minimum                284          570         980        2,127          184          570          980        2,127
-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------ ------------
CLASS Y
Basic                   73          227         395          883           73          227          395          883
Maximum                 83          259         450        1,002           83          259          450        1,002
Minimum                 62          195         340          763           62          195          340          763
-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------ ------------

MANAGEMENT FEE
As compensation for its management services and certain expenses which Pioneer incurs on behalf of the fund, the fund would pay Pioneer an annual management fee under the proposed contract (the "basic fee") equal to 0.70% of the fund's average daily net assets up to $500 million, 0.65% of the next $500 million and 0.625% of the excess over $1 billion. The basic fee would be computed daily and paid monthly.

PERFORMANCE FEE ADJUSTMENT
The basic fee would be subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Class A shares of the fund for the relevant performance period exceeds, or is exceeded by, the record of the Russell 1000(R) Index (the "Index") over the same period. This performance comparison would be made at the end of each month. Each percentage point of difference (up to a maximum difference of +/- 10 percentage points) would result in a performance rate adjustment of 0.01%. The maximum rate adjustment is therefore +/- 0.10%. An appropriate percentage of this rate (based upon the number of days in the current month) would then be multiplied by the average daily net assets of the fund over the entire performance period, giving the dollar amount which will be added to (or subtracted from) the basic fee. The monthly performance adjustment will be further adjusted to the extent necessary to insure that the total of such adjustments to the basic fee does not exceed +/- 0.10% of average daily net assets for that year.

Because the adjustment to the basic fee is based on the comparative performance of the fund and the record of the Index, the controlling factor is not whether fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

From time to time, the trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the fund. In such event, a successor index may be substituted for the Index in prospectively calculating the performance based adjustment to the basic fee. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the fund's performance compared to the Index.

The performance adjustment would be implemented beginning on October 1, 2000. Until October 1, 2000, the basic fee would remain unadjusted.

EFFECTIVE DATE OF PERFORMANCE ADJUSTMENT
As indicated above, if approved by shareholders, the basic fee under the proposed contract with Pioneer will become effective October 1, 1999 (the "effective date"). Accordingly, (1) from October 1, 1999 through September 30, 2000 the fund will pay management fees at a rate equal to the basic fee (0.70% assuming assets up to $500 million); (2) from October 1, 2000 through September 30, 2002, the fund will pay management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment based upon the current month and the preceding months dating back to the effective date; and (3) beginning on October 1, 2002, the fund will pay management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment based upon the current month and the preceding 35 months.

The basic fee would be computed daily, the performance fee adjustment would be calculated once per month (after October 1, 2000) and the entire management fee would be paid monthly.


                                                                       0799-6777
                                             (C) Pioneer Funds Distributor, Inc.